Exhibit 10.6

Short-term Loan Agreement

Name of Lender

SHORT-TERM LOAN AGREEMENT

THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT HAS NOT BEEN” REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. LOANS MADE BY INVESTORS MAY NOT BE TRANSFERRED UNLESS SO REGISTERED OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE DEBT IS SET FORTH IN THIS SHORT-TERM LOAN AGREEMENT AND IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PURSUANT TO WHICH THE FUNDS WILL BE ISSUED.

SHORT-TERM LOAN AGREEMENT

SHORT-TERM LOAN AGREEMENT dated April 27, 2009 (this “Agreement”) between Home School, Inc., a Delaware corporation (the “Company”), and the Lender whose name appears on the signature page hereof (the “Lender”).

BACKGROUND

Lender desires to lend, and the Company desires to borrow, funds upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	LOAN FUNDS.

The loan is $50,000 (fifty thousand dollars).

2.	TERMS

(a)	The term of the loan is two months, ending June 26, 2009.

(b)	The interest rate shall be a flat fee of $5,000.

(c)	At Lender’s option, funds may be converted to equity in lieu of cash repayment at the rate of $0.05 per share.

(d)	Should the loan term be exceeded, an additional fee of $2,500 per month or part thereof shall adhere.

(e)	There shall be neither penalty nor reduction of interest if the loan is prepaid.

CONFIDENTIAL	Loan Agreement

3.	REPRESENTATIONS AND WARRANTIES AS TO SUITABILITY STANDARDS.

Lender hereby represents and warrants that:

(a) Lender has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks of the prospective investment in the Company;

(b) Lender is making the loan for Lender’s own account, not on behalf of other persons, and for investment and not with a view to sell or distribute;

(c) Lender can bear the economic risk of losing Lender’s entire investment;

(d) Lender’s overall commitment to investments which are not readily marketable is not disproportionate to Lender’s net worth. Lender’s investment in the Loan will not cause such overall commitment to become excessive, and the investment is suitable for Lender when viewed in the light of Lender’s financial situation and needs;

(e) Lender has adequate means of providing for Lender’s current needs and personal contingencies;

(f) Lender has evaluated all the risks of investment in the Company;

(g) Lender has experience in making investment decisions of this type;

(h) Lender understands the business in which the Company is to be engaged;

(i) Lender otherwise meets any special suitability standards applicable to Lender’s state of residence;

(j) Lender (or Lender’s authorized representative) is a citizen of the United States, at least eighteen (18) years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state indicated on the signature page hereof and Lender has no present intention of becoming a resident of any other state or jurisdiction; and

4.	Lender represents and warrants that:

(a) Lender has been furnished with all additional documents and information which Lender has requested;

(b) Lender has had the opportunity to ask questions of and received answers from the Company concerning the Company and the loan and to obtain any additional information necessary to verify the accuracy of the information furnished;

(c) Lender has relied only on the foregoing information and documents in determining to make this subscription;

(d) All documents, records and books pertaining to the Lender’s investment have been made available for inspection by the Lender and by the Lender’s attorney, and/or Lender’s accountant, and/or Company’s Lender representative, and the books and records of the Company will be available, upon reasonable notice, from Lender during reasonable business hours at the Company’s principal place of business;

(e) Lender recognizes that an investment in the Loan involves substantial risks, including, but not limited to, those set forth under “Risk Factors” in the Borrower’s S-l, Amendment 3 of March, 2009; and

(f) Lender understands, acknowledges and agrees that the Company is relying upon the representations and warranties made herein in determining to borrow the Funds.

5.	MISCELLANEOUS.

(a) This Agreement and the rights and obligations of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware without reference to its conflict of law rules.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but the several counterparts together shall constitute but one and the same instrument.

(c) Insofar as possible, each provision of this Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the law of any other jurisdiction.

(d) Each of the parties agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

(e) For purposes of this Agreement, singular terms include the plural and vice versa and any pronoun of one gender includes the other gender or the neuter.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

LENDER	HOME SCHOOL, INC.

Signature	By:

	Its:	Chairman & CEO
Printed Name

Loan: $50,000.00	Accepted as to $50,000.00

Residence:	04/27/08
Date

Street Name and Number

City/State/ZIP Code

Telephone Number

Social Security/Taxpayer Identification Number

Date

Signature page to Loan Agreement

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